UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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TERREMARK WORLDWIDE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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August 15, 2005
Dear Stockholder:
You are cordially invited to attend our 2005 annual meeting of stockholders, which will be held at 10:00 a.m. on September 23, 2005, at the Radisson Hotel Miami, located at 1601 Biscayne Boulevard, Miami, Florida 33132.
At the annual meeting, you will be asked to:

•	elect ten persons to the board of directors; and

•	approve and adopt our new 2005 Executive Incentive Compensation Plan.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in more detail the matters to be presented at the annual meeting.
The board of directors recommends that you vote in favor of the election of the nominated directors and for the approval and adoption of our new 2005 Executive Incentive Compensation Plan.
Please take this opportunity to become involved in the affairs of your company. Whether or not you expect to be present at the meeting, please complete, date, sign and mail the enclosed proxy card in the envelope provided. Returning the proxy card does NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

Sincerely,

Manuel D. Medina
Chairman of the Board & Chief Executive Officer
2601 South Bayshore Drive     Miami, Florida 33133

TERREMARK WORLDWIDE, INC.
2601 South Bayshore Drive
Miami, Florida 33133

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on September 23, 2005
To our Stockholders:
The 2005 annual meeting of stockholders of Terremark Worldwide, Inc. will be held at 10:00 a.m., local time, on September 23, 2005, at the Radisson Hotel Miami, located at 1601 Biscayne Boulevard, Miami, Florida 33132, for the purpose of considering and acting upon the following:

1. election of ten members to our board of directors to hold office until our 2006 annual meeting or until their successors are duly elected and qualified;

2. approval and adoption of our new 2005 Executive Incentive Compensation Plan; and

3. any other matters that properly come before the meeting.
      The board of directors is not aware of any other business scheduled for the annual meeting. Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned.
      Holders of record of our common stock, series H convertible preferred stock and series I convertible preferred stock at the close of business on August 15, 2005 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

By Order of the Board of Directors,

Robert D. Sichta
Assistant Secretary
Miami, Florida
August 15, 2005
YOUR VOTE IS IMPORTANT
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR PROXIES, AS THE CASE MAY BE, AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

TERREMARK WORLDWIDE, INC.
2005 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

       This proxy statement contains information related to our annual meeting of stockholders to be held on September 23, 2005, beginning at 10:00 a.m. local time, at the Radisson Hotel Miami, located at 1601 Biscayne Boulevard, Miami, Florida 33132, and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy are first being sent to stockholders is on or about August 15, 2005. You should review this information in conjunction with our 2005 Annual Report to stockholders which accompanies this proxy statement.
ABOUT THE MEETING
What is the purpose of the annual meeting?
      At the annual meeting, stockholders will vote on the election of directors and the approval and adoption of our new 2005 Executive Incentive Compensation Plan. In addition, we will report on our performance and respond to questions from our stockholders.
Who is entitled to vote at the meeting?
      Only holders of record of our common stock, series H convertible preferred stock and series I convertible preferred stock at the close of business on the record date, August 15, 2005, are entitled to receive notice of the annual meeting and to vote shares of our common stock, series H convertible preferred stock and series I convertible preferred stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Each outstanding share of series H convertible preferred stock entitles the holder to cast votes equivalent to 100 shares of our common stock. Each outstanding share of series I convertible preferred stock entitles the holder to cast votes equivalent to 3,333 shares of our common stock.
Who can attend the meeting?
      All holders of our common stock, series H convertible preferred stock and series I convertible preferred stock as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.
What constitutes a quorum?
      The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting of will constitute a quorum, permitting the meeting to conduct its business. As of the record date, August 15, 2005, 44,356,109 shares of our common stock (including 865,201 shares held in treasury), 294 shares of series H convertible preferred stock and 369.4 shares of series I convertible preferred stock were issued and outstanding. The shares of series H convertible preferred stock and series I convertible preferred stock represent an aggregate of 1,525,210 votes. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast “for” or “against” any given matter.

      If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.
How do I vote?
      If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.
Can I vote by telephone or by Internet?
      If your shares are held in “street name,” you may vote by telephone or Internet. Stockholders should review their proxy card for instructions for voting by telephone or Internet. Please follow the directions on your proxy card carefully. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholders.
      The deadline for voting by telephone or Internet is 11:59 p.m. on September 22, 2005.
Can I change my vote after I return my proxy card?
      Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
What are the board’s recommendations?
      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The recommendation of the board of directors is set forth with the description of each proposal in this proxy statement. In summary, the board of directors recommends a vote:

•	for the election of the nominated slate of directors; and

•	for the approval and adoption of our new 2005 Executive Incentive Compensation Plan.
      The board of directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board of directors nominees. In the event that any other matter should properly come before the meeting or any board of directors nominee is not available for election, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in accordance with their best judgment.
What vote is required to approve each proposal?
      Election of Directors. The affirmative vote, either in person or by proxy, of a plurality of the votes cast at the meeting is required for the election of directors. This means that candidates who receive the highest number of votes are elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

      Adoption of Executive Incentive Compensation Plan. The affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required to approve and adopt our 2005 Executive Incentive Compensation Plan.
      Other Proposals. For any other proposal, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required for approval. A properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.
      If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
Who pays for the preparation of the proxy?
      We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock, our series H convertible preferred stock and our series I convertible preferred stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.
How is the meeting conducted?
      The Chairman has broad authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot assure that every stockholder who wishes to speak on an item of business will be able to do so. The Chairman may also rely on applicable law regarding disruptions or disorderly conduct to ensure that the meeting is conducted in a manner that is fair to all stockholders. Stockholders making comments during the meeting must do so in English so that the majority of stockholders present can understand what is being said.
      Our principal executive offices are located at 2601 S. Bayshore Drive, Miami, Florida 33133, and our telephone number is (305) 856-3200. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth information regarding the beneficial ownership of shares of our capital stock as of August 15, 2005, the record date for the meeting, by:

•	each of our directors;

•	each of our executive officers;

•	all of our directors and executive officers as a group; and

•	each person known by us to beneficially own more than 5% of our outstanding common stock, series H convertible preferred stock or series I convertible preferred stock.
      As of the record date for the meeting, 44,356,109 shares of our common stock, 294 shares of our series H convertible preferred stock and 369.4 shares of our series I convertible preferred stock were outstanding. The outstanding shares of our series H and series I convertible preferred stock, as of the record date, were convertible into 29,400 and 1,231,210 shares of our common stock, respectively.
      For purposes of the following table, a person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date for the meeting upon the exercise of warrants or options or upon the conversion of debentures or preferred shares. Each beneficial owner’s percentage is determined by assuming that options, warrants or conversion rights that are held by the person, but not those held by any other person, and which are exercisable within 60 days from the record date for the meeting, have been exercised. Unless otherwise indicated, we believe that all persons named in this table have sole voting power and investment power over all the shares beneficially owned by them. Unless otherwise indicated, the address of each person listed in the following table is c/o Terremark Worldwide, Inc., 2601 South Bayshore Drive, Miami, Florida 33133.

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(1)		Percent of Class (%)

Common Stock:
Manuel D. Medina	3,637,140	(2)	8.2%
Joseph R. Wright, Jr.	436,326	(3)	*
Guillermo Amore	417,691	(4)	*
Marvin S. Rosen	131,134	(5)	*
Miguel J. Rosenfeld	275,185	(6)	*
Timothy Elwes	35,500	(7)	*
Antonio S. Fernandez	83,157	(8)	*
Fernando Fernandez-Tapias	22,500	(9)	*
Arthur L. Money	22,500	(9)	*
Rodolfo A. Ruiz	23,500	(9)	*
Jaime Dos Santos	79,167	(9)	*
Marvin Wheeler	42,167	(9)	*
Jose A. Segrera	56,001	(9)	*
Jose E. Gonzalez	48,333	(9)	*
John Neville	0		*
Ocean Bank(10)	2,000,000		4.5%
Sun Equity Assets Limited(11)	4,002,234		9.0%
Paradise Stream (Bahamas) Limited(12)	1,900,000		4.3%
Merrill Lynch Investment Managers(13)	2,746,640		6.2%
All directors and executive officers as a group (15 persons)	5,310,301		11.9%

Series H Preferred Stock:
One Vision Worldwide, LLC	294	(14)	100.0%

	Amount and Nature of
Name and Address of Beneficial Owner	Beneficial Ownership(1)		Percent of Class (%)

Series I Preferred Stock:
Louisa Stude Sarofim 2004 Terremark Grantor Retained Annuity Trust	45	(15)	12.2%
Louisa Stude Sarofim	35	(16)	9.5%
Guazapa Properties, Inc.	48	(17)	13.0%
CRG, LLC	100	(18)	27.1%
Asturpizza, S.A.	20	(19)	5.4%
CIG Investments, LLLP	30	(20)	8.1%
Promociones Bursatiles, S.A.	28	(21)	7.6%

*	Represents less than 1.0%.

(1)	For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Exchange Act; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security he or she has or shares the power to (i) vote, (ii) direct the voting of such security or (iii) dispose of or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(2)	Includes 36,500 shares of our common stock underlying options. As reported in Mr. Medina’s Schedule 13D, and any amendments thereto, filed with the Securities and Exchange Commission on October 4, 2002, these include 702,168 shares as to which Mr. Medina has sole voting power but does not have dispositive power. Includes 225,523 shares of our common stock which are held of record by Communication Investors Group, an entity in which Mr. Medina is a partner and holds a 50% interest. See “Shareholders Agreement” below.

(3)	Includes 155,500 shares of our common stock underlying options. Does not include 10,000 shares held in trust for the benefit of Mr. Wright’s grandchildren with respect to which Mr. Wright disclaims beneficial ownership.

(4)	Includes 36,500 shares underlying options and 17,500 shares owned by Mr. Amore’s sibling, over which Mr. Amore has investment control. Also includes (i) 109,393 shares, (ii) 26,667 shares which may be acquired upon the conversion of shares of series I preferred stock and (iii) 5,600 shares underlying warrants, all of which are owned by Margui Family Partners, Ltd. with respect to which Mr. Amore disclaims beneficial ownership except to the extent of his pecuniary interest therein.

(5)	Includes 40,000 shares of our common stock underlying options.

(6)	Includes 36,500 shares of our common stock underlying options and 113,720 shares held indirectly by Mr. Rosenfeld. Does not include 5,810 shares held by Mr. Rosenfeld’s children and mother, with respect to which Mr. Rosenfeld disclaims beneficial ownership.

(7)	Includes 35,500 shares of our common stock underlying options.

(8)	Includes 24,500 shares of our common stock underlying options, 6,666 shares which may be acquired upon the conversion of series I preferred stock and 1,400 shares underlying warrants.

(9)	Represents shares of our common stock underlying options except in the case of Jose Gonzalez and Jose Segrera where also represents 450 shares owned by Mr. Gonzalez and 1,000 shares owned by Mr. Segrera.

(10)	The address of the beneficial owner is 780 N.W. 42nd Avenue, Miami, Florida 33126.

(11)	The address of the beneficial owner is Georgetown, Tortola, B.V.I. Francis Lee is the natural person deemed to be the beneficial owner of the shares held by Sun Equity Assets Limited. See “Shareholders Agreement” below.

(12)	The address of the beneficial owner is P.O. Box N-65, Charlotte House, Charlotte Street, Nassau, Bahamas. Francis Lee is the natural person deemed to be the beneficial owner of the shares held by Paradise Stream (Bahamas) Limited. See “Shareholders Agreement” below.

(13)	Based on Schedule 13G, filed February 10, 2005, by Merrill Lynch & Co., Inc. as a Parent Holding Company (as such term is used in Rule 13d-1 of the Securities Exchange Act of 1934, as amended) on behalf of Merrill Lynch Investment Managers, an Investment Adviser as defined in Rule 13d-1. The address of the beneficial owner is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10381.

(14)	Represents 294 shares of series H convertible preferred stock which are convertible into, and have voting rights equivalent to, 29,400 shares of our common stock.

(15)	Represents 45 shares of series I convertible preferred stock which are convertible into, and have voting rights equivalent to, 149,985 shares of our common stock.

(16)	Represents 35 shares of convertible preferred stock which are convertible into, and have voting rights equivalent to, 116,655 shares of our common stock.

(17)	Represents 48 shares of series I convertible preferred stock which are convertible into, and have voting rights equivalent to, 160,003 shares of our common stock. Heinrich Adolf Hans Herweg is the natural person with voting and investment control over the shares.

(18)	Represents 100 shares of series I convertible preferred stock which are convertible into, and have voting rights equivalent to, 333,340 shares of our common stock. Christian Altaba is the natural person with voting and investment control over the shares.

(19)	Represents 20 shares of series I convertible preferred stock which are convertible into, and have voting rights equivalent to, 66,668 shares of our common stock. Antonio De Reguero is the natural person with voting and investment control over the shares.

(20)	Represents 30 shares of series I convertible preferred stock which are convertible into, and have voting rights equivalent to, 99,990 shares of our common stock. Vincente Perez Cisneros is the natural person with voting and investment control over the shares.

(21)	Represents 28 shares of series I convertible preferred stock which are convertible into, and have voting rights equivalent to, 93,335 shares of our common stock. Roberto Solis Monsato is the natural person with voting and investment control over the shares.
Shareholders Agreement
      Under the terms of a Shareholders Agreement, dated as of May 15, 2000, among Vistagreen Holdings (Bahamas), Ltd., predecessor-in-interest to Sun Equity Assets Limited, Moraine Investments, Inc., predecessor-in-interest to Sun Equity Assets Limited, and Paradise Stream (Bahamas) Limited, on the one hand, and Brian Goodkind, Michael L. Katz, William Biondi, Edward P. Jacobsen, Irving I. Padron, Jr., Aviva Budd, TCO Company Limited, Manuel D. Medina, Willy Bermello and ATTU Services, Inc., the shareholders party to the Agreement have agreed to vote in favor of the election of two nominees of Vistagreen (now Sun Equity Assets Limited) to our board of directors and have further agreed that one of these nominees, as designated by Vistagreen, will be elected to the executive committee of our board of directors. Vistagreen has nominated Timothy Elwes to serve on our board of directors. We do not currently have an executive committee.
CORPORATE GOVERNANCE
      The following does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.
      Our business and affairs are managed under the direction of our board of directors, except with respect to those matters reserved for our stockholders. Our board of directors establishes our overall corporate policies, reviews the performance of our senior management in executing our business strategy and managing our day-to-day operations, acts as an advisor to our senior management and reviews our long-term strategic plans. Our board’s mission is to further the long-term interests of our stockholders. Members of the board of directors are kept informed of our business through discussions with our management, primarily at meetings of the board of directors and its committees, and through reports and analyses presented to them. The board and each of its committees — audit and compensation — also have the authority to retain, at our expense, outside counsel, consultants or other advisors in the performance of their duties.
      Our Board of Directors held a total of 13 meetings during the fiscal year ended March 31, 2005. Each director attended at least 75% of the total number of 2004 meetings of the Board and committees on which he served. We have no formal policy regarding attendance by our directors at our annual stockholder meetings, although we encourage this attendance and most of our directors have historically attended these meetings. Each of our ten directors attended the 2004 annual meeting of our stockholders. Our officers are elected annually by our Board of Directors and serve at the discretion of the Board. Our directors hold office until the expiration of their term or until their successors have been duly elected and qualified.
Code of Business Conduct and Ethics
      We maintain a Code of Business Conduct and Ethics that is applicable to all employees and directors. Additionally, we maintain a Code of Ethics that is applicable to our CEO and Senior Financial Officers. These codes require continued observance of high ethical standards such as honesty, integrity and compliance with the law in the conduct of the our business. The Code of Ethics for our CEO and Senior Financial Officers is publicly available on our website at www.terremark.com under “About Us — Board of Directors”. We intend to post on our website amendments to or waivers from our Code of Ethics. Violations under either code of conduct must be reported to the Audit Committee. These materials may also be requested in print by writing to the Director of Investor Relations at Terremark Worldwide, Inc., 2601 S. Bayshore Drive, Miami, Florida 33133.
Communications Between Stockholders and the Board
      Stockholders or other interested parties wishing to communicate with our board of directors should submit any communications in writing to the Board of Directors at Terremark Worldwide, Inc., 2601 S. Bayshore Drive, Miami, Florida 33133. If a Stockholder would like the letter to be forwarded directly to the Chairman of the Board or to one of the Chairmen of the three standing committees, he or she should so indicate. If no specific direction is indicated, the Secretary will review the letter and forward it to the appropriate Board member.
PROPOSAL 1 — ELECTION OF DIRECTORS
      At the annual meeting, the stockholders will elect ten directors, each of whom will serve for a term expiring at the 2006 annual meeting of stockholders, or until his successor has been duly elected and qualified.
      The board of directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as a director, the board of directors may designate a substitute nominee or the number of directors may be reduced in accordance with our By-laws. If the board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the board of directors.
      The directors standing for re-election are:

•	Manuel D. Medina, 52, has served as our Chairman of the Board, President and Chief Executive Officer since April 28, 2000, the date of our merger with AmTec, Inc., and in the same capacities of Terremark Holdings, Inc., which was merged with AmTec, since its founding in 1982. In addition, Mr. Medina is a managing partner of Communication Investors Group, one of our investors. Mr. Medina has been a director of Fusion Telecommunications International since

December 14, 1998. Before founding Terremark, Mr. Medina, a certified public accountant, worked with PricewaterhouseCoopers LLP. Subsequently, he established and operated an independent financial and real estate consulting company. Mr. Medina earned a Bachelors of Science degree in Accounting from Florida Atlantic University in 1974.

•	Joseph R. Wright, Jr., 66, has served as our Vice Chairman of the Board since April 28, 2000. Mr. Wright currently is Chief Executive Officer and a director of PanAmSat, a global provider of satellite-based communication services. He was also a director of Scientific Games Corp. from 1997 to 2000. Mr. Wright served as Chairman of the Board of GRC International, Inc., a United States public company that provides technical information technology support to government and private entities. From 1995 to 2003, Mr. Wright also served as Co-Chairman of Baker & Taylor Holdings, Inc., an international book and video distribution company, and Vice Chairman of Jefferson Consulting Group, a Washington D.C. consulting firm. From 1989 to 1994, Mr. Wright served as Executive Vice President, Vice Chairman and Director of W.R. Grace & Co., an international chemicals and health care company, President of Grace Energy Corporation and Chairman of Grace Environmental Company. From 1982 to 1989, Mr. Wright held the positions of Director and Deputy Director of the Office of Management and Budget, The White House, and was a member of President Reagan’s cabinet. Before 1982, he served as Deputy Secretary, United States Department of Commerce, and President of Citicorp Retail Services and Retail Consumer Services, held posts in the United States Department of Agriculture and the United States Department of Commerce, and was Vice President and Partner of Booz Allen & Hamilton, a management consulting firm.

•	Guillermo Amore, 66, has served as a member of our board of directors since February 2001. From August 2000 to February 2001, Mr. Amore served as the President and Chief Operating Officer of our wholly-owned subsidiary, Terremark Latin America, Inc., prior to which, he served as Chairman and Chief Executive Officer of Spectrum Telecommunications Corporation until its acquisition by Terremark. Mr. Amore has nearly 35 years of telecommunications experience, much of it focused on the developing markets of Latin America and the Caribbean. During his tenure at GTE Corporation he built an extensive network of contacts in the region. These contacts served him well in business development and regulatory affairs during his stewardship of Grupo Isacell S.A. of Mexico and of Spectrum Telecommunications. Mr. Amore holds an MBA from Harvard University and a Bachelors degree in Science in Electrical Engineering from Pontificia Universidad Javeriana, Colombia.

•	Timothy Elwes, 70, has served as a member of our board of directors since April 2000. Mr. Elwes also served as a member of the board of directors of Timothy Elwes & Partners Ltd., a financial services company, from May 1978 until October 1994, the business of which was merged into Fidux Trust Co. Ltd. in December 1995. He has been a non-executive director of Partridge Fine Arts plc, a public company since 1989. Since December 2000 he has served as a director of Timothy Elwes & Partners Ltd., a financial services company.

•	Antonio S. Fernandez, 65, was elected to our Board Directors in September 2003. In 1970, Mr. Fernandez worked as a Systems Engineering Manager at Electronic Data Systems (EDS). In 1971, Mr. Fernandez joined duPont Glore Forgan as a Vice-President in Operations. In 1974, he joined Thomson McKinnon as Director of Operations and Treasurer. In 1979, he worked at Oppenheimer & Co. Inc. as Director of Operations and Treasurer where he also served as Chief Financial Officer from 1987 until 1994 and as a member of the Board of Directors from 1991 until 1998. In 1991, Mr. Fernandez founded and headed the International Investment Banking Department at Oppenheimer & Co. and served in that capacity until 1999. Mr. Fernandez served on the Board of Banco Latinoamericano de Exportaciones from 1992 until 1999. He also served as Trustee of Mulhenberg College, PA from 1995 until 1998. Since June 2004, Mr. Fernandez has been a director of Spanish Broadcasting Systems, an operator of radio stations in the U.S. He graduated from Pace University, NY in 1968 with a B.B.A.

•	Fernando Fernández-Tapias, 66, has served as a member of our board of directors since March 31, 2003. Since May 1991, Mr. Fernández-Tapias has served as the President of Naviera F. Tapias. Mr. Fernández-Tapias has also served as a board member of Union Fenosa. In addition, Mr. Fernández-Tapias founded Roll-On Roll-Off, Interpuertos, Spain Shipping, Naviera Amura and Naviera Roda. Mr. Fernández-Tapias currently serves as the President of the Cámara Oficial de Comercio e Industria de Madrid (Official Chamber of Commerce and Industry of Madrid). Mr. Fernández-Tapias holds a degree from the Instituto Internacional de Empresas de la Universidad Comercial de Deusto.

•	Arthur L. Money, 65, has served as a member of our board of directors since May 2003. Since September 2002, Mr. Money has been a member of the board of directors of SafeNet, a provider of Information Technology security solutions. From 1999 to 2001, Mr. Money was the Assistant Secretary of Defense (C3I) and Department of Defense CIO. Prior to this, Mr. Money served as the Assistant Secretary of the Air Force for Research, Development, and Acquisition, and was Vice President and Deputy General Manager of TRW. From 1989 to 1995, Mr. Money was President of ESL, Inc. He has received distinguished public service awards from the U.S. Department of Defense (Bronze Palm), the U.S. Air Force, and the U.S. Navy. He is currently President of ALM Consulting specializing in command control and communications, intelligence, signal processing, and information processing. Mr. Money received his Master of Science Degree in Mechanical Engineering from the University of Santa Clara and his Bachelor of Science Degree in Mechanical Engineering from San Jose State University.

•	Marvin S. Rosen, 64, has served as a member of our board of directors since April 2000. Mr. Rosen is a co-founder of Fusion Telecommunications International and served as its Vice Chairman from December 1998 to April 2000 and has served as its Chief Executive Officer since April 2000. From September 1995 through January 1997, Mr. Rosen served as the Finance Chairman of the Democratic National Committee. Mr. Rosen currently serves on the Board of Directors of the Robert F. Kennedy Memorial, since 1995 and Fusion Telecommunications International, Inc., since 1997, where he has also been Vice-Chairman since December 1998. Mr. Rosen received his Bachelor of Science degree in Commerce from the University of Virginia, his LL.B. from Dickinson School of Law and his LL.M. in Corporations from New York University Law School.

•	Miguel J. Rosenfeld, 55, has served as a member of our board of directors since April 2000. Since November 1991, he has also served as a Senior Vice President of Delia Feallo Productions, Inc., where he has been responsible for the development of soap opera productions in Latin America. From January 1995 until May 1998, he was the Director of Affiliates and Cable for Latin America for Protele, a division of Televisa International LLC. From December 1984 until September 1998, he was a sales manager for Capitalvision International Corporation. Mr. Rosenfeld holds a Bachelors degree in Administration from the University of Buenos Aires which he earned in 1975.

•	Rodolfo A. Ruiz, 57, has served as a member of our Board of Directors since July 2003. Since 2004, Mr. Ruiz has served as Executive Vice President — Spirits for Southern Wine and Spirits of America, Inc. From 1999 to 2003, Mr. Ruiz served as the President and CEO of Bacardi U.S.A. and held a series of senior management positions within the Bacardi organization since 1979, inclusive of having served as President and CEO of Bacardi Global Brands, President and CEO of Bacardi Asia/ Pacific Region, and several senior executive sales, marketing, financial and operations positions within Bacardi USA. Prior to joining Bacardi, from 1966 to 1979, Mr. Ruiz, in his capacity as a certified public accountant, served as a Senior Auditor, Senior Internal Auditor, and Audit Manager with Price Waterhouse & Co. for a wide variety of public and private clients and projects in the United States and Mexico, as well as throughout Latin America, interspersed by a term, from 1973 to 1975, with International Basic Economy Corp, otherwise known as IBEC/

Rockefeller Group. Mr. Ruiz holds a Bachelor of Business degree, Cum Laude, from the University of Puerto Rico.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE.
NOMINATIONS FOR DIRECTOR
      Our Board of Directors does not have a standing nominating committee. Our independent directors act as a nominating committee for the annual selection of our nominees for election as directors. Each of our independent directors meets the definition of “independent” under the listing standards of the AMEX.
      In evaluating candidates for nomination to the Board of Directors, the independent directors are to take into account the applicable requirements for directors under the AMEX rules. The independent directors may take into consideration such other factors and criteria as they deem appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity, and business or other experience. The independent directors may (but are not required to) consider candidates suggested by management or other members of the Board of Directors.
      Generally, the independent directors will consider candidates who have experience as a board member or senior officer of a company or who are generally recognized in a relevant field as a well-regarded practitioner, faculty member or senior government officer. The independent directors will also evaluate whether the candidates’ skills and experience are complementary to the existing Board of Directors members’ skills and experience as well as the Board of Directors’ need for operational, management, financial, international, technological or other expertise. Nominations for director may be made by our stockholders, provided such nominations comply with certain timing and information requirements set forth in our bylaws.
BOARD OF DIRECTORS COMMITTEES
      Our board of directors has a standing audit committee and compensation committee.
Audit Committee
      Our audit committee currently consists of Messrs. Fernandez, Rosenfeld and Ruiz. The members of the audit committee are, and will continue to be, independent under the listing standards of the American Stock Exchange. The board of directors has determined that Messrs. Fernandez and Ruiz satisfy the financial literacy and experience requirements of the AMEX and the rules of the Securities and Exchange Commission. The audit committee operates under a written charter, a copy of which is available on our website at www.terremark.com under “About Us — Board of Directors”. The charter is available in print to any shareholder who requests it in writing from our Director of Investor Relations at Terremark Worldwide, Inc., 2601 S. Bayshore Drive, Miami, Florida 33133. The audit committee represents the board in its relations with our independent public accountants and oversees the financial reporting and disclosures prepared by our management. The audit committee’s functions include meeting with our management and our independent public accountants, reviewing and discussing our audited and unaudited financial statements with our management, recommending to the board of directors the engagement of our independent auditors, reviewing with such auditors the plan and results of their audit of our financial statements, determining the independence of such auditors and discussing with management and the independent auditors the quality and adequacy of our internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002. During fiscal 2005, the audit committee held 13 meetings. For more information regarding the functions of the audit committee and its activities during fiscal 2005, see the “Report of the Audit Committee” below.

REPORT OF THE AUDIT COMMITTEE
      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934.
      Under the guidance of a written charter adopted by the board of directors, the Audit Committee is responsible for overseeing the company’s financial reporting process on behalf of the Board of Directors. The audit committee consists of three members, each of whom is “independent” as that term is defined under the applicable listing standards of the American Stock Exchange, the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission rules.
      The Sarbanes-Oxley Act of 2002 and the committee’s charter require that all services provided to us by PricewaterhouseCoopers LLP (PwC), our independent auditors, be subject to pre-approval by the audit committee. The audit committee has established policies and procedures contemplated by these rules.
      Management has the primary responsibility for the system of internal controls and the financial reporting process. Our independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards in the United States. We have the responsibility to monitor and oversee these processes.
      In fulfilling our oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2005 with management, including a discussion of the quality, not just the acceptability, of the accounting principles employed, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed and discussed the financial statements for fiscal 2005 with the independent auditors. Consistent with the requirements of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, the audit committee discussed with the independent auditors all of the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended. In addition, the audit committee has discussed with the independent auditors their independence from our management and from us, including matters in the written disclosures provided by the independent auditors to the audit committee as required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees. As part of this review, the audit committee considered whether the non-audit services provided to us by PwC during fiscal 2005 were compatible with maintaining their independence. Upon its review, the audit committee has satisfied itself as to PwC’s independence.
      Without management present, the audit committee met separately with the independent accountants to review the results of their examinations, their evaluation of the company’s internal controls, and the overall quality of the company’s accounting and financial reporting. In addition, the audit committee reviewed initiatives and programs aimed at strengthening the effectiveness of our internal control structure. As part of this process, the audit committee continued to monitor the scope and adequacy of the company’s internal procedures and controls.
      In reliance on the reviews and discussions with management and the independent accountants referred to above, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements be included in the Annual Report on Form 10-K for fiscal 2005 filed with the Securities and Exchange Commission and in the fiscal 2005 annual report to our stockholders.
Members of the Audit Committee

Rodolfo Ruiz
Antonio Fernandez
Miguel J. Rosenfeld

Compensation Committee
      Our compensation committee currently consists of Messrs. Fernandez, Rosen and Rosenfeld each of whom is independent under the listing standards of the AMEX. The compensation committee is responsible for approving compensation and bonuses for our chief executive officer and reviewing compensation and bonuses for our other executive officers, and for administering our Amended and Restated 1996 Stock Option Plan, the 2000 Stock Option Plan, the 2000 Directors Stock Option Plan and, if it is approved and adopted by Terremark’s stockholders at Terremark’s 2005 annual meeting, the 2005 Executive Incentive Compensation Plan. The compensation committee operates under a written charter, a copy of which is available on our website at www.terremark.com under “About Us — Board of Directors”. The charter is available in print to any shareholder who requests it in writing from our Director of Investor Relations at Terremark Worldwide, Inc., 2601 S. Bayshore Drive, Miami, Florida 33133. During fiscal 2005, the compensation committee held 6 meetings. For more information regarding the functions of the compensation committee and its activities during fiscal 2005, see the “Compensation Committee Report on Executive Compensation” below.
Compensation Committee Interlocks and Insider Participation
      The following directors served as members of our compensation committee during the 2005 fiscal year: Marvin Rosen, Miguel J. Rosenfeld and Antonio S. Fernandez. No member of the compensation committee is now or ever was an officer or an employee of ours. No executive officer of ours serves as a member of the compensation committee of any entity one or more of whose executive officers serves as a member of our board of directors or compensation committee. There were no compensation committee interlocks during fiscal 2005.
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Executive Compensation
      The following table presents information concerning compensation for our chief executive officer and the four most highly compensated executive officers, which we refer to as our named executive officers, for services in all capacities during the fiscal years indicated.

	Annual Compensation			Long Term
				Compensation Awards
	Fiscal	Salary	Commissions
Name and Principal Position	Year	($)	($)	Options/SARS (#)

Manuel D. Medina	2005	350,000	—	20,500
Chairman of the Board, President and	2004	350,000	—	—
Chief Executive Officer	2003	350,000	—	—
Jamie Dos Santos	2005	250,000	239,000	10,000
Chief Marketing Officer	2004	250,000	104,000	20,000
	2003	250,000	23,000	27,500
Jose A. Segrera	2005	200,000	—	10,000
Chief Financial Officer	2004	195,000	—	10,000
	2003	170,000	—	10,000
Marvin Wheeler	2005	200,000	—	10,000
Chief Operations Officer	2004	195,000	—	20,000
	2003	175,000	—	10,000
Jose E. Gonzalez	2005	185,000	—	7,500
Senior Vice President — Business Affairs	2004	185,000	—	5,000
	2003	185,000	—	7,500

Option/ SAR Grants in Last Fiscal Year
      The following table sets forth information concerning grants of stock options made during the fiscal year ended March 31, 2005 to our named executive officers. No stock appreciation rights were granted during the fiscal year ended March 31, 2005.

Individual Grants
					Potential Realizable
		% of Total			Value at Assumed
		Options			Annual Rates of
	Number of	Granted			Stock Price
	Securities	to			Appreciation for
	Underlying	Employees	Exercise		Option Term (1)
	Options Granted	in Fiscal	Price
Name	(#)	Year	($/Sh)	Expiration Date	5% ($)	10% ($)

Manuel D. Medina	20,500	3.9%	$6.00-$6.30	Oct 2013 to March 2015	217,000	346,000
Jose A. Segrera	10,000	1.9%	$6.50	July 2014	106,000	169,000
Jose E. Gonzalez	7,500		$6.50	July 2014	79,000	126,000
Jamie Dos Santos	10,000	1.9%	$6.50	July 2014	106,000	169,000
Marvin Wheeler	10,000	1.9%	$6.50	July 2014	106,000	169,000

(1)	These amounts are based on assumed appreciation rates of 5% and 10% set by the Securities and Exchange Commission rules and are not intended to forecast possible future appreciation, if any, of our stock price.
Aggregated Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table sets forth information regarding option exercises by our named executive officers during the fiscal year ended March 31, 2005 and options they held on March 31, 2005. No stock appreciation rights were granted during the fiscal year ended March 31, 2005.

			Number of Securities		Value of Unexercised In
			Underlying Unexercised		the Money Options at
	Shares		Options at Fiscal Year End		Fiscal Year End(1)
	Acquired on	Value
Name	Exercised	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Manuel D. Medina	—	—	34,500	7,000	—	—
Jose A. Segrera	—	—	45,000	20,000	$36,950	—
Jose E. Gonzalez	—	—	41,667	13,333	$30,650	—
Jamie Dos Santos	—	—	78,234	14,266	$13,150	—
Marvin Wheeler	—	—	41,250	14,250	$5,765	—

(1)	Based on a per share price of $6.50, the closing price of the common stock as reported on the American Stock Exchange on March 31, 2005, minus the exercise price of the option, multiplied by the number of shares underlying the option.
Compensation of Directors
      We maintain a policy of compensating our directors using stock option grants and, in the case of service on some committees of our board of directors, payments of cash consideration. Upon their election as a member of our board of directors, each director received options to purchase 10,000 shares of our common stock. Our employee directors receive the same compensation as our non-employee directors. The options granted to our directors vest as follows: one-third of the shares vest as of the date of grant, one-third on the first anniversary of the date of grant, and one-third on the second anniversary of the date of grant. On January 21, 2005, our board of directors approved a grant of additional options to purchase 10,000 shares of our common stock to each of our directors at an exercise price equal to $6.30 per share. These options vest 10% for each meeting attended by the respective director during the 18-month period commencing on the date of grant. Any options not vested by the end of this 18-month period are deemed to be forfeited by that director and cancelled. In addition, the Chairman of the Audit

Committee of our board of directors receives annual compensation of $12,000 and each member of the Audit Committee receives annual compensation of $9,000. The members of this committee also receive $1,000 for each meeting attended. With respect to the Compensation Committee of our board of directors, the Chairman receives annual compensation of $8,000 and each other member receives annual compensation of $6,000. Each member of this committee receives $1,000 for each meeting attended. We reimburse our directors for all out-of-pocket expenses incurred in the performance of their duties as directors. Aside from the payments described above, we do not pay fees to our directors for attendance at meetings. We entered into an agreement with Joseph Wright, Jr., one of our directors, commencing September 21, 2001, engaging Mr. Wright as an independent consultant. The agreement is for a term of one year after which it renews automatically for successive one-year periods. Either party may terminate the agreement by providing 90 days notice. The agreement provides for an annual compensation of $100,000, payable monthly.
Employment Agreements
      Manuel D. Medina entered into a one year agreement, commencing March 10, 2000, employing him as our President and Chairman of the Board. On September 6, 2001, in consideration of Mr. Medina agreeing to repay his indebtedness to Ocean Bank earlier than otherwise required, pledging a certificate of deposit to the bank and personally guaranteeing our credit facility and approximately $21 million of construction payables, Mr. Medina’s employment agreement was amended and restated. The term of the amended and restated agreement commenced April 28, 2001 and employs Mr. Medina as our President, Chief Executive Officer and Chairman of the Board. The amended and restated agreement is for a term of twelve months and automatically renews for successive one year terms until either party gives written notice of its intention not to renew. The amended and restated agreement provides for an annual base salary of $350,000 and is subject to increases. Pursuant to the terms of his agreement, Mr. Medina is prohibited from competing with us for a one year period following termination of his employment, unless this termination is by us without cause or by him for “good reason” as specified in the employment agreement.
      Jamie Dos Santos has entered into an agreement, commencing November 1, 2002, employing her as our Senior Vice President of Global Initiatives. The agreement is effective until either party gives written notice of its intention to terminate. The agreement provides for an annual base salary of $250,000 and is subject to increases. Pursuant to the terms of her agreement, Ms. Dos Santos is prohibited from competing with us for a one year period following termination of her employment, unless this termination is by us without cause or by her for “good reason” as specified in the employment agreement. In April 2003, Ms. Dos Santos became our Chief Marketing Officer.
      Jose E. Gonzalez has entered into an agreement, commencing March 3, 2003, employing him as our Senior Vice President and General Counsel. The agreement is for an indefinite term until either party gives written notice of its intention to terminate. The agreement provides for an annual base salary of $185,000 and is subject to increases. Pursuant to terms of this agreement, Mr. Gonzalez is prohibited from competing with us for a one year period following termination of his employment, unless this termination is by us without cause or by him for “good reason” as specified in the employment agreement. In October 2004, Mr. Gonzalez became our Senior Vice President — Business Affairs.
      Jose A. Segrera has entered into a one year employment agreement, commencing September 25, 2001, employing him as our Chief Financial Officer. The agreement automatically renews for successive one year terms until either party gives written notice of its intention not to renew. In June 2001, Mr. Segrera’s title was changed to Executive Vice President and Chief Financial Officer. The agreement provides for an annual base salary of $150,000, which has been increased to $200,000, and is subject to further increases. Pursuant to the terms of his agreement, Mr. Segrera is prohibited from competing with us for a one year period following termination of his employment, unless this termination is by us without cause or by him for “good reason” as specified in the employment agreement.
      Marvin Wheeler has entered into an agreement, commencing November 1, 2002, employing him as our Senior Vice President of Operations. The agreement is effective until either party gives written notice of its intention to terminate. The agreement provides for an annual base salary of $175,000 and is subject to increases. Pursuant to the terms of his agreement, Mr. Wheeler is prohibited from competing with us for a one year period following termination of his employment, unless this termination is by us without cause or by his for “good reason” as specified in the employment agreement. In November 2003, Mr. Wheeler became our Chief Operations Officer.
      If the employment of either Manuel D. Medina or Jose A. Segrera is terminated without cause by us or by them for “good reason”, each is entitled to continue to receive his annual base salary through the date his employment would have ended under the terms of his agreement, but in no event for more than six months, together with certain other benefits.
      If the employment of Jamie Dos Santos, Jose E. Gonzalez or Marvin Wheeler is terminated without cause by us or by them for “good reason”, each is entitled to continue to receive his or her annual base salary together with certain other benefits for a period of six months from the date of termination.
      If the employment of any of Manuel D. Medina, Jamie Dos Santos, Jose E. Gonzalez, Jose A. Segrera or Marvin Wheeler is terminated within one year of a change in control, each is entitled to continue to receive a payment equal to the sum of two times his or her annual base salary, incentive compensation, and the value of any fringe benefits plus any accrued incentive compensation through the date of termination and other benefits. The definition of a “change in control” in the applicable employment agreements includes the resignation of Manuel D. Medina as both our Chairman and Chief Executive Officer, his death, or his absence from the day to day business affairs of the Company for more than 90 consecutive days due to disability or incapacity.
Indemnification of Officers and Directors
      Our certificate of incorporation and bylaws designate the relative duties and responsibilities of our officers, establish procedures for actions by directors and stockholders and other items. Our amended and restated certificate of incorporation and bylaws also contain indemnification provisions that permit us to indemnify our officers and directors to the maximum extent provided by Delaware law.
      We have entered into indemnification agreements with all of our directors and some of our officers, to provide them with the maximum indemnification allowed under our bylaws and applicable law, including indemnification for all judgments and expenses incurred as the result of any lawsuit in which such person is named as a defendant by reason of being our director, officer or employee, to the extent indemnification is permitted by the laws of Delaware. We believe that the limitation of liability provisions in our amended and restated certificate of incorporation and the indemnification agreements will enhance our ability to continue to attract and retain qualified individuals to serve as directors and officers.
Directors and Officers Liability Insurance
      We have obtained directors’ and officers’ liability insurance with an aggregate liability for the policy year, inclusive of costs of defense, in the amount of $15,000,000. This policy expires April 3, 2006.
Employee Stock Option Plans
      Under our 1996 Stock Option Plan, we have reserved for issuance an aggregate of 1,200,000 shares of common stock, 1,020,345 of which have been granted as of August 15, 2005. As of August 15, 2005, 855,828 granted options have vested but remain unexercised, 164,517 granted options remain subject to vesting schedules and 241,360 options have been exercised.
      Under our 2000 Stock Option Plan, we have reserved for issuance an aggregate of 1,500,000 shares of common stock. As of August 15, 2005, we had granted options to purchase 897,936 shares of common stock pursuant to this plan, 584,377 of which have vested but remain unexercised, 313,559 of which remain subject to vesting schedules, and 1,139 of which have been exercised.
      Unless sooner terminated by the board of directors, the 1996 Stock Option Plan and the 2000 Stock Option Plan will terminate on May 7, 2006 and September 21, 2010, respectively, the tenth anniversary date of the effectiveness of each stock option plan.

Equity Compensation Plan Information
      This table summarizes share and exercise price information about our equity compensation plans as of March 31, 2005.

	Number of Securities
	to be Issued Upon	Weighted Average	Number of Securities
	Exercise of	Exercise Price of	Available for Future
	Outstanding Options,	Outstanding Options,	Issuance Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans

Equity compensation plans approved by security holders	2,265,532	$	513,040
Equity compensation plans not approved by security holders	216,500	$—	0
      For more information regarding our equity compensation plans, see “Directors and Executive Officers of the Registrant — Executive Compensation — Employee Stock Option Plans.”
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The following Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference in any other filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report or the performance graph by reference therein.
      The policy of the board of directors is to maintain executive compensation at competitive levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase stockholder value by improving our performance and profitability.
      The compensation committee reviews the base salaries of our employees (as well as our executive officers) annually, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. In determining our employee’s overall compensation, the compensation committee also reviews certain compensation levels at other companies. These other companies are not necessarily the same companies included in the peer group index in the performance graph section of this proxy statement. This is because the compensation committee believes that we compete for executive talent with companies in addition to those in our peer group. Additional factors reviewed by the compensation committee in determining appropriate compensation levels include subjective factors related to corporate and individual performance.
      The compensation committee adopted a policy which places executive compensation under an annual review, pursuant to which bonuses and additional option grants, as well as increases to salary, will be based on performance goals as established by the committee and the individual executives at the commencement of each year of employment. Further, we place a portion of executive compensation in “at-risk” categories, including stock options and performance bonuses. We have adopted a policy by which options granted pursuant to our stock option plans will be issued with exercise prices set at the fair market value of our common stock at the time of issue.
      During fiscal year 2005, we had employment agreements with each of our named executive officers. Jose A. Segrera has entered into a one year employment agreement, commencing September 25, 2001. Jamie Dos Santos and Marvin Wheeler entered into employment agreements commencing November 1, 2002. Jose E. González has entered into an agreement commencing March 3, 2003.

      Manuel D. Medina, our Chief Executive Officer, entered into a one year agreement, commencing March 10, 2000, employing him as our President and Chairman of the Board. The agreement automatically renews for successive one year terms until either party gives written notice of its intention not to renew. The agreement provides for an annual base salary of $350,000.
Members of the Compensation Committee

Antonio Fernandez
Marvin Rosen
Miguel J. Rosenfeld
CERTAIN RELATED PARTY TRANSACTIONS
      On May 26, 2005, we issued 111,017 shares of our common stock to Joseph R. Wright, our Vice Chairman, in connection with the exercise of certain of his options at $3.50 per share.
      On September 24, 2004, we entered into an agreement with Manuel D. Medina, our Chairman, President and Chief Executive Officer, regarding Mr. Medina’s repayment of an outstanding note in the principal amount of $5,000,000 owed by Mr. Medina to us which matured on September 30, 2004. Per the terms of the agreement, Mr. Medina agreed to tender 773,735 shares of our common stock as payment of the outstanding principal and interest due on the note. The terms of the agreement were approved by our Board of Directors at a meeting held on September 28, 2004. On September 29, 2004, Mr. Medina completed the transfer of the shares to us.
      In May 2004, we issued warrants to purchase 20,000 shares of our common stock to Veritas High Yield Arbitrage I Fund, LLC, Veritas High Yield Arbitrage II Fund, LLC, and Veritas High Yield Arbitrage Fund, (Bermuda) Ltd. in connection with a $5.2 million loan from them. We agreed to file a registration statement covering the shares of common stock underlying the warrants and to use our best efforts to cause the registration statement to become effective by August 15, 2004. We were unable to cause the registration statement to be declared effective by August 15, 2004, and upon exercise of the warrants, we were required to deliver 20,000 fully registered shares of common stock to the lenders. On August 24, 2004, Miguel Rosenfeld, one of our directors, delivered 20,000 registered shares to the lenders on our behalf. In exchange, we issued Mr. Rosenfeld 20,000 unregistered shares and agreed to register these shares.
      On March 31, 2004, Guillermo Amore, one of our directors, purchased 12 shares of our series I convertible preferred stock, and Margui Family Partners, Ltd., an entity in which Mr. Amore has an interest, purchased 8.4 shares of our series I convertible preferred stock. As payment for the shares, Mr. Amore issued a note for $300,000 and Margui Family Partners, Ltd. issued a note for $210,000. Both notes bear interest at 10%. Mr. Amore and we have agreed to set off these notes against our debentures held by Mr. Amore. Mr. Amore has since transferred all his ownership of our series I convertible preferred stock to Margui Family Partners.
      We have entered into indemnification agreements with all of our directors and some of our officers, to provide them with the maximum indemnification allowed under our bylaws and applicable law, including indemnification for all judgments and expenses incurred as the result of any lawsuit in which such person is named as a defendant by reason of being one of our directors, officers or employees, to the extent such indemnification is permitted by the laws of Delaware. We believe that the limitation of liability provisions in our Amended and Restated Certificate of Incorporation and the indemnification agreements enhance our ability to continue to attract and retain qualified individuals to serve as directors and officers.
      On September 5, 2001, we closed on a $48.0 million credit facility with Ocean Bank. In addition to Mr. Medina personally guaranteeing the credit facility, and in order for us to obtain the facility, the bank further required Mr. Medina to, prior to the bank disbursing funds under the credit facility, provide a $5.0 million certificate of deposit to the bank as collateral for certain personal loans Mr. Medina has with the bank and commit to accelerate the maturity date of those personal loans to December 31, 2001. Subsequent to September 2001, Mr. Medina and the bank changed the maturity date on the personal loans, first to December 31, 2001 and later to July 1, 2002. Mr. Medina also agreed to subordinate debt that we owed to Mr. Medina in the event of our default under the credit facility. Mr. Medina has repaid part of those personal loans to Ocean Bank, leaving an outstanding principal balance of approximately $4.6 million as of December 31, 2003. On February 11, 2004, Mr. Medina extended one loan with a principal amount of approximately $3.3 million to February 11, 2005 and made an interest payment of $63,500. On March 8, 2004, Mr. Medina extended the maturity date on the other loan which had a principal amount of approximately $1.3 million to March 8, 2005, and made a $73,446 payment of principal and interest.
      On September 5, 2001, in consideration of Mr. Medina agreeing to repay his indebtedness to the bank earlier than otherwise required, pledging the certificate of deposit to the bank and personally guaranteeing the $48.0 million credit facility and approximately $21.0 million of construction payables, we entered into an amended and restated employment agreement with him. Under the terms of the amended and restated employment agreement we will indemnify Mr. Medina from any personal liability related to his guarantees of any of our debt, use commercially reasonable efforts to relieve Mr. Medina of all his guarantees of our debt, provide up to $6.5 million of cash collateral to the bank should Mr. Medina be unable to repay the personal loans when due and agreed to provide a non interest-bearing $5.0 million loan to Mr. Medina. Included in interest income for the years ended March 31, 2005 and 2004 are approximately $50,000 and $76,000, respectively, from this $5.0 million receivable from Mr. Medina. Additionally, as long as Mr. Medina’s guarantees of our debt exist, we have agreed to nominate Mr. Medina to our Board of Directors and not remove Mr. Medina, unless for good cause, or remove any of our officers without Mr. Medina’s consent. There was no change in the amount or timing of Mr. Medina’s cash or non-cash compensation in connection with these agreements, nor did Mr. Medina receive any guarantee fee or other fees in connection with his guaranteeing our indebtedness. We are no longer obligated to fund the $6.5 million of cash collateral.
      No fee was paid to Mr. Medina for his guarantee of the Ocean Bank loan. In July 2002, the terms of our $5.0 million loan to Mr. Medina were amended. The amended note had a maturity date of September 30, 2004 and bore interest subsequent to September 5, 2002. On September 24, 2004, we entered into an agreement with Mr. Medina pursuant to which the $5.0 million loan was repaid. Per the terms of the Agreement, Mr. Medina tendered, on September 29, 2004, 773,735 shares of our common stock as payment of the outstanding principal and interest due on the loan.
      We entered into an agreement with Joseph Wright, Jr., one of our directors, commencing September 21, 2001, engaging Mr. Wright as an independent consultant. The agreement is for a term of one year after which it renews automatically for successive one-year periods. Either party may terminate the agreement by providing 90 days’ notice. The agreement provides for an annual compensation of $100,000, payable monthly.
      We have also entered into consulting agreements with each of Guillermo Amore and Arthur Money, members of our board of directors, engaging them as independent consultants. Mr. Amore’s agreement provides for an annual compensation of $250,000, payable monthly. Mr. Money’s agreement provides for an annual compensation of $60,000, payable monthly.
      On May 2003, we entered into a subcontractor agreement with Fusion Telecommunications International, Inc. to provide Internet protocol services under our agreement with the Diplomatic Telecommunications Service — Program Office for 16 U.S. embassies and consulates in Asia and the Middle East with another one scheduled to be installed. Fusion’s Chief Executive Officer, Marvin Rosen, is one of our directors. In addition, Fusion’s former Chairman, Joel Schleicher, and Kenneth Starr, one of Fusion’s other directors, formerly served on our board. Manuel Medina, our Chairman, President and Chief Executive Officer, also sits on Fusion’s board of directors and Joseph R. Wright, Jr., another director of ours, formerly served on Fusion’s board of directors. During the year ended March 31, 2005, we purchased approximately $957,000 in services from Fusion.

PROPOSAL 2 — APPROVAL AND ADOPTION OF OUR 2005 EXECUTIVE
INCENTIVE COMPENSATION PLAN
Background and Purpose
      On August 9, 2005, our Board of Directors adopted our new 2005 Executive Incentive Compensation Plan, which we refer to as the 2005 Plan, and recommended that it be submitted to our shareholders for their approval at the next annual meeting.
      The terms of the 2005 Plan provide for grants of stock options, stock appreciation rights or SARs, restricted stock, deferred stock, other stock-related awards and performance awards that may be settled in cash, stock or other property.
      The purpose of the 2005 Plan is to provide a means for us and our subsidiaries and other designated affiliates, which we refer to as related entities, to attract key personnel to provide services to us and our related entities, as well as to provide a means by which those key persons can acquire and maintain stock ownership, resulting in a strengthening of their commitment to our welfare and the welfare of our related entities and promoting the mutuality of interests between participants and our shareholders. A further purpose of the 2005 Plan is to provide participants with additional incentive and reward opportunities designed to enhance our profitable growth and the profitable growth of our related entities, and provide participants with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value.
      The effective date of the 2005 Plan is August 9, 2005. As of the date of this proxy statement, no awards have been granted under the 2005 Plan.
      Shareholder approval of the 2005 Plan is required (i) to comply with specified exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, which we refer to as the Code, as described below, (ii) for the 2005 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the shareholder approval requirements for the listing of shares on the American Stock Exchange.
      The following is a summary of certain principal features of the 2005 Plan. The below summary is not complete, and you are urged to read the actual text of the 2005 Plan in its entirety which is set forth as Exhibit A to this proxy statement.
Shares Available for Awards; Annual Per-Person Limitations
      Under the 2005 Plan, the total number of shares of our common stock that may be subject to the granting of awards under the 2005 Plan shall be equal to 1,000,000 shares, plus the number of shares with respect to which awards previously granted under the 2005 Plan that terminate without being exercised, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.
      Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the 2005 Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.
      In addition, the 2005 Plan imposes individual limitations on the amount of certain awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year, the number of options, SARs, restricted shares of our common stock, deferred shares of our common stock, shares as a bonus or in lieu of other obligations of ours, and other stock-based awards granted to any one participant may not exceed 500,000 for each type of these awards, subject to adjustment in specified circumstances. The maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $1,000,000, and in addition the maximum amount that may be earned by one participant in respect of a performance period greater than one year is $5,000,000.
      A committee of our Board of Directors, which we refer to as the committee, is to administer the Plan. See “Administration.” The committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that a dividend or other distribution (whether in cash, shares of our common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.
Eligibility
      The persons eligible to receive awards under the 2005 Plan are the officers, directors, employees, consultants and any other person who provides services to us and our related entities. An employee on leave of absence may be considered as still in our employ or the employ of our related entity for purposes of eligibility for participation in the 2005 Plan.
Administration
      Our Board of Directors shall select the committee that will administer the 2005 Plan. All committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and independent as defined by the American Stock Exchange or any other national securities exchange on which any of our securities may be listed for trading in the future. However, except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, our Board of Directors may exercise any power or authority granted to the committee. Subject to the terms of the 2005 Plan, the committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2005 Plan and make all other determinations that may be necessary or advisable for the administration of the 2005 Plan.
Stock Options and SARs
      The committee is authorized to grant stock options, including both incentive stock options or ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise (or the “change in control price,” as defined in the Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of our common stock on the date of grant. For purposes of the 2005 Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee or our Board of Directors, the fair market value of our common stock as of any given date shall be the closing sales price per share of our common stock as reported on the principal stock exchange or market on which our common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the committee except that no option or SAR may have a term exceeding 10 years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the committee otherwise determines will not result in a financial accounting charge to us), outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the committee. SARs granted under the 2005 Plan may include “limited SARs” exercisable for a stated period of time following a change in control of Terremark or upon the occurrence of some other event specified by the committee, as discussed below.
Restricted and Deferred Stock
      The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock which may not be sold or disposed of, and which may be forfeited in the event of specified terminations of employment or service, prior to the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of our shareholders, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of specified terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.
Dividend Equivalents
      The committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards or otherwise as specified by the committee.
Bonus Stock and Awards in Lieu of Cash Obligations
      The committee is authorized to grant shares of our common stock as a bonus free of restrictions, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the 2005 Plan or other plans or compensatory arrangements, subject to terms the committee may specify.
Other Stock-Based Awards
      The committee is authorized to grant awards under the 2005 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. These awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the committee, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The committee determines the terms and conditions of these awards.
Performance Awards
      The right of a participant to exercise or receive a grant or settlement of an award, and the timing of these awards, may be subject to performance conditions (including subjective individual goals) as may be specified by the committee. In addition, the 2005 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock or other awards upon achievement of specified pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify these awards as “performance-based compensation” not subject to the limitation on tax deductibility by us under Code Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our four highest compensated officers as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee, not our Board of Directors.
      Subject to the requirements of the 2005 Plan, the committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. One or more of the following business criteria for our company, on a consolidated basis, and/or for our related entities, or for business or geographical units of our company and/or a related entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the committee in establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m):
      (1) earnings per share;
      (2) revenues or margin;
      (3) cash flow;
      (4) operating margin;
      (5) return on net assets;
      (6) return on investment;
      (7) return on capital;
      (8) return on equity;
      (9) economic value added;
      (10) direct contribution;
      (11) net income,
      (12) pretax earnings;
      (13) earnings before interest, taxes, depreciation and amortization;
      (14) earnings after interest expense and before extraordinary or special items;
      (15) operating income;
      (16) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of our company;
      (17) working capital;
      (18) management of fixed costs or variable costs;
      (19) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures;
      (20) total shareholder return;
      (21) debt reduction; and

      (22) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the committee including the Standard & Poor’s 500 Stock Index or a group of comparable companies.
      The committee may exclude the impact of an event or occurrence which the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of our company or not within the reasonable control of our company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.
      In granting performance awards, the committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of the above-described business criteria. During the first 90 days of a performance period, the committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.
      After the end of each performance period, the committee will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the 2005 Plan. The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.
Other Terms of Awards
      Awards may be settled in the form of cash, shares of our common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of our common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the 2005 Plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2005 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.
      Awards under the 2005 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the 2005 Plan awards or under other plans maintained by us, or other rights to payment from us, and may grant awards in addition to and in tandem with these other awards, rights or other awards.
Acceleration of Vesting; Change in Control
      The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and this accelerated exercisability, lapse, expiration and if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of Terremark, as defined in the 2005 Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other

SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of Terremark, or (ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.
      For purposes of the 2005 Plan, a “change in control” means the occurrence of any of the following events (whether or not approved by our Board of Directors):
      (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than permitted holders, i.e., Manuel D. Medina, Francis Lee and any “controlled affiliate of Manuel D. Medina and/or Francis Lee, is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 33 1/3% or more of the total voting or economic power of our voting common stock;
      (ii) during any period of two consecutive years, individuals who at the beginning of this period constituted our Board of Directors together with any new directors whose election to our board was approved by a vote of 66 2/3% of the directors then still in office cease for any reason to constitute a majority of our Board of Directors then in office;
      (iii) we consolidate with or merge with any person or sell all or substantially all of our assets to any person, or any corporation consolidates with or merges with us, resulting in our outstanding voting common stock being changed into or exchanged for cash, securities or other property, other than where in this transaction our outstanding voting common stock is not changed or exchanged at all, except to change our jurisdiction of incorporation or in those cases where:

(A) no “person” or “group,” other than the permitted holders described above, owns immediately after this transaction 33 1/3% or more of the total voting or economic power of the voting common stock of the surviving corporation; and

(B) the holders of our voting common stock immediately prior to this transaction own at least a majority of the total voting and economic power of the voting common stock of the surviving or transferee corporation immediately after this transaction; or
      (iv) any order, judgment or decree shall be entered against us decreeing our dissolution or split up of and this order remains undischarged or unstayed for a period in excess of sixty days.
Amendment and Termination
      Our Board of Directors may amend, alter, suspend, discontinue or terminate the 2005 Plan or the committee’s authority to grant awards without further shareholder approval, except shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, shareholder approval may not necessarily be required for every amendment to the 2005 Plan which might increase the cost of the 2005 Plan or alter the eligibility of persons to receive awards. Shareholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek shareholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the 2005 Plan will terminate at such time as no shares of our common stock remain available for issuance under the 2005 Plan and we have no further rights or obligations with respect to outstanding awards under the 2005 Plan.
Federal Income Tax Consequences of Awards
      The 2005 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options
      On exercise of a nonqualified stock option granted under the 2005 Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of Terremark or a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.
      If an optionee pays for shares of stock on exercise of an option by delivering shares of our stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.
      We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Incentive Stock Options
      The 2005 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
      If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which we refer to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the disqualifying disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
      An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the required holding period for those shares is treated as making a disqualifying disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.
      For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a disqualifying disposition in a later year, no income with respect to the disqualifying disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
      We are is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. However, if there is a disqualifying disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Stock Awards
      Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the 2005 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
      The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the 2005 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.
Stock Appreciation Rights
      We may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the 2005 Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.
      With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.
      With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

      In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.
Dividend Equivalents
      Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code
Section 162 Limitations
      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with these options, will qualify as this “performance-based compensation,” so that these options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that options under the 2005 Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m).
Importance of Consulting Tax Adviser
      The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF OUR 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN.
INDEPENDENT ACCOUNTANTS
Selection
      The appointment of PricewaterhouseCoopers LLP was made by our Audit Committee and was ratified by the board. As required by the Sarbanes-Oxley Act of 2002, the Audit Committee will be directly responsible for the appointment, compensation and oversight of any work of the independent accountants for the fiscal year ending March 31, 2006. Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Fees Paid to the Independent Accountants
      PricewaterhouseCoopers LLP (PwC) serves as our independent registered certified public accounting firm.

      As of August 4, 2005, we were billed an aggregate of $1,417,000 and $384,000 by PwC for the fiscal years ended March 31, 2005 and 2004, respectively, as follows:
Audit Fees
      We were billed $1,069,000 and $279,000 by PwC for professional services rendered for the audit of our annual financial statements for the fiscal years ended March 31, 2005 and 2004, respectively, and the reviews of the financial statements included in our filings on Forms 10-Q for those fiscal years.
Audit Related Fees
      We were billed $348,000 and $86,000 by PwC for audit related services, other than the audit and review services described above, for the fiscal years ended March 31, 2005 and 2004. Audit related services provided consist of work related consents provided in connection with Company registration statement for both years and for the preparation of a comfort letter in the year ended March 31, 2005.
Tax Fees
      PwC did not provide any Tax Services, other than the audit and review services described above, for the fiscal years ended March 31, 2005 and 2004.
All Other Fees
      PwC did not provide any professional services, other than the audit and review services described above, for the fiscal years ended March 31, 2005 and 2004. PwC did not provide any services related to financial information systems design and implementation during the fiscal years ended March 31, 2005 and 2004.
Audit Committee Approval
      Our Audit Committee pre-approves all services provided to us by PwC.

PERFORMANCE GRAPH
      The following graph presents our total return to our stockholders for the period March 31, 2000 to March 31, 2005. Our common stock is compared to the Russell 2000 Index and a peer group. Our peer group of companies were the companies that comprised the Goldman Sachs Internet Index (GSI) over the same period. The information contained in this graph is not necessarily indicative of our future performance.
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TERREMARK WORLDWIDE, INC. THE RUSSELL 200 INDEX
AND THE GOLDMAN SACHS INTERNET INDEX

	2000	2001	2002	2003	2004	2005

Terremark Worldwide, Inc.	$100.00	61.53	11.08	8.86	17.72	16.00
Russell 2000	$100.00	84.67	96.51	70.49	115.48	121.73
Goldman Sachs Internet Index	$100.00	19.56	23.82	28.01	47.26	50.37

*	Assumes $100 invested at the close of trading on the last day preceding the first day of the fiscal year in our common stock, the Russell 2000 Index and the Goldman Sachs Internet Index.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
      Based solely on our review of the copies of the forms furnished to us and written representations of the reporting persons, we believe that during the fiscal year ended March 31, 2005 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except the following:

•	Joseph R. Wright, Jr. filed a late Form 4 reporting one late transaction;

•	Antonio S. Fernandez filed four late Forms 4 reporting an aggregate of four late transactions; and

•	Manuel D. Medina filed a late Form 4 reporting two late transactions;
OTHER BUSINESS
      We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.
STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING
      Stockholders interested in presenting a proposal to be considered for inclusion in the proxy statement for presentation at the 2006 annual meeting of stockholders may do so by following the procedures prescribed in Securities and Exchange Commission Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us on or before April 17, 2006.
      After the April 17, 2006 deadline, stockholders interested in presenting a proposal for consideration at the 2006 annual meeting of stockholders may submit the proposal and present it at the 2005 annual meeting, but we are not obligated to include the proposal in our proxy materials. Rule 14a-4 of the Securities and Exchange Commission’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws. Accordingly, for our 2006 annual meeting of stockholders, a stockholder must submit such written notice to the corporate secretary on or before July 1, 2006.
      Send all proposals to Robert D. Sichta, Assistant Secretary, Terremark Worldwide, Inc., 2601 S. Bayshore Drive, Suite 900, Miami, Florida 33133.

Exhibit A
TERREMARK WORLDWIDE, INC.
2005 EXECUTIVE INCENTIVE COMPENSATION PLAN

TERREMARK WORLDWIDE, INC.
2005 EXECUTIVE INCENTIVE COMPENSATION PLAN
      1.     Purpose. The purpose of this TERREMARK WORLDWIDE, INC. 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Terremark Worldwide, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.
      2.     Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.
      (a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.
      (b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.
      (c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.
      (d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
      (e) “Board” means the Company’s Board of Directors.
      (f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.
      (g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

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      (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
      (i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.
      (j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
      (k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
      (l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.
      (m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.
      (n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.
      (o) “Director” means a member of the Board or the board of directors of any Related Entity.
      (p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.
      (q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
      (r) “Effective Date” means the effective date of the Plan, which shall be August 9, 2005.
      (s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
      (t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
      (u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

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      (v) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.
      (w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.
      (x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
      (y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the American Stock Exchange or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.
      (z) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.
      (aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.
      (bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.
      (cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.
      (dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
      (ee) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).
      (ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
      (gg) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon

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achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      (hh) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      (ii) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.
      (jj) “Prior Plans” mean the Terremark Worldwide, Inc. 1996 Stock Option Plan, the Terremark Worldwide, Inc. 2000 Directors’ Stock Option Plan, and the Terremark Worldwide, Inc. Amended and Restated 2000 Stock Option Plan.
      (kk) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.
      (ll) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
      (mm) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.
      (nn) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
      (oo) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.
      (pp) “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.
      (qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.
      (rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.
      (ss) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

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      3.     Administration.
      (a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.
      (b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.
      (c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
      4.     Shares Subject to Plan.
      (a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 1,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.
      (b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for

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example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
      (c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.
      (i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(iv) below.
      (ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.
      (iii) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
      (iv) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.
      (v) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.
      (d) No Further Awards Under Prior Plans. In light of the adoption of this Plan, no further awards shall be made under the Prior Plans after the Effective Date.
      5.     Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 500,000 Shares or (ii) Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $5,000,000.

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      6.     Specific Terms of Awards.
      (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (but not the exercise) of any Award.
      (b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to an Option that may be treated as a repricing, without approval of the Company’s shareholders.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the

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extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.
      (c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c), the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing, without shareholder approval.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares

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to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

      (d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.
      (e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock

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Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

      (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.
      (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.
      (h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments

10

following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.
      (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.
      7.     Certain Provisions Applicable to Awards.
      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).
      (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).
      (c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the American Stock Exchange or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the American Stock Exchange or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the

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case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.
      (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).
      (e) Code Section 409A. If and to the extent that the Committee believes that any Awards may constitute a “nonqualified deferred compensation plan” under Section 409A of the Code, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Section 409A of the Code.
      8.     Code Section 162(m) Provisions.
      (a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.
      (b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee shall exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

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      (c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
      (d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.
      (e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).
      9.     Change in Control.
      (a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.
      (b) Definition of “Change in Control”. Unless otherwise specified in an Award Agreement, a “Change in Control” means the occurrence of any of the following events (whether or not approved by the Board of Directors of the Company): (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders (ie, Manuel D. Medina, Francis Lee and any “controlled Affiliate of Manuel D. Medina and/or Francis Lee), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 33 1/3% or more of the total voting or economic power of the voting Common Stock of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election to such board or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any corporation consolidates with or merges into or with the Company, in any

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such event pursuant to a transaction in which the outstanding voting Common Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding voting Common Stock of the Company is not changed or exchanged at all (except to the extent necessary solely to reflect a change in the jurisdiction of incorporation of the Company or where (A) no “person” or “group,” other than Permitted Holders, owns immediately after such transaction, directly or indirectly, 33 1/3% or more of the total voting or economic power of the voting Common Stock of the surviving corporation and (B) the holders of the voting Common Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the total voting and economic power of the voting Common Stock of the surviving or transferee corporation immediately after such transaction); or (iv) any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of sixty days.
      10.     General Provisions.
      (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.
      (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.
      (c) Adjustments.
      (i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase

14

price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.
      (ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.
      (iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.
      (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.
      (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the

15

approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.
      (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.
      (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.
      (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.
      (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
      (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.
      (k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

16

      (l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

17

TERREMARK WORLDWIDE, INC.
2601 SouthBayshore Drive
Miami, Florida 33133
COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS
    The undersigned holder of common stock of Terremark Worldwide, Inc., a Delaware corporation (the “Company”), hereby appoints Adam T. Smith and Robert D. Sichta, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock par value $.001, of the Company that the undersigned is entitled to vote at the Company’s 2005 Annual Meeting of Stockholders, to be held on September 23, 2005, at the Radisson Hotel Miami located at 1601 Biscayne Boulevard, Miami, Florida 33132, and at any adjournments or postponements thereof.
VOTE BY INTERNET — www.proxyvote.com
    Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
    If you would like to reduce the costs incurred by Terremark worldwide, Inc. in making proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and when prompted. Indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE-1-800-690-6503
    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
    Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Terremark Worldwide, Inc., c/o ACP, 51 Mercodos Way, Edgewood, NY 11717.
    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN; “FOR” APPROVAL AND ADOPTION OF THE COMPANY’S 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN; AND IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
continued and to be signed on the reverse side

TERREMARK WORLDWIDE, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS

To withhold authority to vote for an individual nominee, use “FOR ALL EXCEPT” and write the nominee’s number on the line below

☐	FOR all	☐	WITHHOLD all	☐	FOR ALL EXCEPT________

NOMINEES:	01) Manuel D. Medina 02) Guillermo Amore 03) Timothy Elwes	04) Antonio S. Fernandez 05) Fernando Fernandez-Tapias 06) Arthur L. Money	07) Marvin S. Rosen 08) Miguel J. Rosenfeld 09) Rodolfo A. Ruiz	10) Joseph R. Wright, Jr.

2.	Approval and adoption of our new 2005 Executive Incentive Compensation Plan.
☐ FOR              ☐ AGAINST              ☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.
    The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company’s 2005 Annual Report to Stockholders.
    Please indicate if you plan to attend this meeting               Yes ☐       No ☐

Date

Signature

Signature (Joint Owners)

NOTE: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, sign in the partnership name by authorized person.

TERREMARK WORLDWIDE, INC.
2601 SouthBayshore Drive
Miami, Florida 33133
SERIES H CONVERTIBLE PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS
    The undersigned holder of series H convertible preferred stock of Terremark Worldwide, Inc., a Delaware corporation (the “Company”), hereby appoints Adam T. Smith and Robert D. Sichta, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of series H convertible preferred stock par value $.001, of the Company that the undersigned is entitled to vote at the Company’s 2005 Annual Meeting of Stockholders, to be held on September 23, 2005, at the Radisson Hotel Miami located at 1601 Biscayne Boulevard, Miami, Florida 33132, and at any adjournments or postponements thereof. Each outstanding shares of series I convertible preferred stock entitles the undersigned to cast votes equivalent to 100 shares of the Company’s common stock, par value $.001.
VOTE BY INTERNET — www.proxyvote.com
    Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
    If you would like to reduce the costs incurred by Terremark worldwide, Inc. in making proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and when prompted. Indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE-1-800-690-6503
    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
    Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Terremark Worldwide, Inc., c/o ACP, 51 Mercodos Way, Edgewood, NY 11717.
    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN; “FOR” APPROVAL AND ADOPTION OF THE COMPANY’S 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN; AND IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
continued and to be signed on the reverse side

TERREMARK WORLDWIDE, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS

To withhold authority to vote for an individual nominee, use “FOR ALL EXCEPT” and write the nominee’s number on the line below

☐	FOR all	☐	WITHHOLD all	☐	FOR ALL EXCEPT_________

NOMINEES:	01) Manuel D. Medina 02) Guillermo Amore 03) Timothy Elwes	04) Antonio S. Fernandez 05) Fernando Fernandez-Tapias 06) Arthur L. Money	07) Marvin S. Rosen 08) Miguel J. Rosenfeld 09) Rodolfo A. Ruiz	10) Joseph R. Wright, Jr.

2.	Approval and adoption of our new 2005 Executive Incentive Compensation Plan.
☐ FOR              ☐ AGAINST              ☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.
    The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company’s 2005 Annual Report to Stockholders.
    Please indicate if you plan to attend this meeting               Yes ☐       No ☐

Date

Signature

Signature (Joint Owners)

NOTE: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, sign in the partnership name by authorized person.

TERREMARK WORLDWIDE, INC.
2601 SouthBayshore Drive
Miami, Florida 33133
SERIES I CONVERTIBLE PREFERRED STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS
    The undersigned holder of series I convertible preferred stock of Terremark Worldwide, Inc., a Delaware corporation (the “Company”), hereby appoints Adam T. Smith and Robert D. Sichta, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of series I convertible preferred stock par value $.001, of the Company that the undersigned is entitled to vote at the Company’s 2005 Annual Meeting of Stockholders, to be held on September 23, 2005, at the Radisson Hotel Miami located at 1601 Biscayne Boulevard, Miami, Florida 33132, and at any adjournments or postponements thereof. Each outstanding shares of series I convertible preferred stock entitles the undersigned to cast votes equivalent to 3,333 shares of the Company’s common stock, par value $.001.
VOTE BY INTERNET — www.proxyvote.com
    Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
    If you would like to reduce the costs incurred by Terremark worldwide, Inc. in making proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and when prompted. Indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE-1-800-690-6503
    Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
    Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Terremark Worldwide, Inc., c/o ACP, 51 Mercodos Way, Edgewood, NY 11717.
    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN; “FOR” APPROVAL AND ADOPTION OF THE COMPANY’S 2005 EXECUTIVE INCENTIVE COMPENSATION PLAN; AND IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.
PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
continued and to be signed on the reverse side

TERREMARK WORLDWIDE, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS

To withhold authority to vote for an individual nominee, use “FOR ALL EXCEPT” and write the nominee’s number on the line below

☐	FOR all	☐	WITHHOLD all	☐	FOR ALL EXCEPT________

NOMINEES:	01) Manuel D. Medina 02) Guillermo Amore 03) Timothy Elwes	04) Antonio S. Fernandez 05) Fernando Fernandez-Tapias 06) Arthur L. Money	07) Marvin S. Rosen 08) Miguel J. Rosenfeld 09) Rodolfo A. Ruiz	10) Joseph R. Wright, Jr.

2.	Approval and adoption of our new 2005 Executive Incentive Compensation Plan.
☐ FOR              ☐ AGAINST              ☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.
    The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company’s 2005 Annual Report to Stockholders.
    Please indicate if you plan to attend this meeting               Yes ☐       No ☐

Date

Signature

Signature (Joint Owners)

NOTE: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, sign in the partnership name by authorized person.